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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 1996


                           VIMRx Pharmaceuticals Inc.
               (Exact name of registrant as specified in charter)


        Delaware                   0-19153                     06-1192468
  (State or other juris-         (Commission                 (IRS Employer
    diction of incorp-           File Number)             Identification No.)
         oration)


  2751 Centerville Road, Wilmington, Delaware                     19808
    (Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (302) 998-1734


                1200 High Ridge Road, Stamford, Connecticut 06905
          (Former name or former address, if changed since last report)








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Item 2. Acquisition or Disposition of Assets.

     On December 23, 1996, VIMRx Pharmaceuticals Inc. (the "Registrant") acquired an approximate 68% ownership interest in Innovir Laboratories, Inc. (Nasdaq SmallCap: INVR) ("Innovir"), pursuant to an agreement dated November 21, 1996, as amended, among the Registrant and The Aries Fund, a Cayman Island trust (the "Aries Trust"), and The Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Limited Partnership" and, together with the Aries Trust, the "Aries Funds"), and an agreement dated November 21, 1996 between the Registrant and Innovir.

     Pursuant to the agreements, as amended (i) the Aries Funds, which owned 4 million shares of Innovir's common stock prior to the transaction, exercised warrants and unit purchase options to purchase an additional 6 million shares, thereby providing $3 million in cash to Innovir and resulting in the Aries Funds owning 10 million shares of Innovir's common stock; (ii) the Registrant acquired
9.5 million shares of Innovir's common stock from the Aries Funds for $3,000,000 in cash and 3,000,000 newly issued shares (the "Registrant Shares") of the Common Stock, $.001 par value, of the Registrant, and (iii) the Registrant exchanged all of the capital stock of its wholly-owned subsidiary, VIMRx Holdings Ltd., a Delaware corporation ("VHL") (to which, prior to closing, the Registrant had made a capital contribution of $4,000,000), for 8.7 million shares of Innovir's convertible preferred stock (convertible into 8.7 million shares of Innovir's common stock), plus five-year warrants to purchase an additional 2 million shares of Innovir's common stock (1 million shares at an exercise price of $1.00 per share and 1 million shares at an exercise price of $2.00 per share).

     The  Registrant   has  agreed  to  file  a   registration   statement  (the
"Registration Statement") with the Securities and Exchange Commission (the "Commission") by February 6, 1997 for the public resale of the Registrant Shares, to use its best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act as soon as practicable and to use its best efforts to keep the Registration Statement effective until the earlier of the date the Registrant Shares shall have been disposed of or the date on which all Registrant Shares are eligible for sale pursuant to Rule 144 under the Securities Act (December 23, 1999 under Rule 144 as in effect on the date of this Report). The Company has agreed to indemnify the holders of the Registrant Shares against certain civil liabilities, including liabilities under the Securities Act.
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     Lindsay  A.  Rosenwald,  M.D.,  a  director  of the  Registrant,  serves as
President and is sole shareholder of the investment manager of the Aries Trust, and serves as President and is the sole shareholder of the general partner of the Aries Limited Partnership. Jerome Groopman, M.D., a director of the Registrant, is an interested party in the Aries Funds. The acquisition of the
9.5 million shares of Innovir stock from the Aries Funds was negotiated at arms' length with the Aries Funds and an opinion was issued by an independent investment banking firm that the transaction was fair from a financial point of view to the Registrant and its public shareholders.

     Innovir has agreed to convene a meeting of its stockholders to elect seven directors, four of whom shall be designees of the Registrant (Richard L. Dunning, the Registrant's President and Chief Executive Officer, Francis M. O'Connell, the Registrant's Chief Financial Officer, David A. Jackson, the Registrant's Executive Vice President and Chief Scientific Officer, and Laurence
D. Fink, a director of the Registrant), and to approve an amendment to its certificate of incorporation to increase the authorized number of shares of Innovir's common stock to 70,000,000 shares.

     Under the agreements, (i) the Registrant has agreed to exercise its warrants to purchase 1 million shares of Innovir's common stock at $1.00 per share (for an aggregate exercise price of $1 million) after receipt of a written request from Innovir's Board of Directors subsequent to May 31, 1997 specifying that Innovir has insufficient funds to continue its operations, (ii) the Aries Funds have agreed to exercise warrants to purchase 2 million shares of Innovir's common stock at $.50 per share (for an aggregate exercise price of $1 million) in the event the Registrant exercises its warrants pursuant to clause (i) above and to grant VIMRx an irrevocable voting proxy through November 31, 1999 with respect to the shares of common stock so purchased (which will not restrict the Aries Funds from selling such shares and will lapse with respect to any such shares sold), and (iii) the Aries Funds granted VIMRx an irrevocable voting proxy with respect to the 500,000 shares of Innovir's common stock owned by the Aries Funds (which will not restrict the Aries Funds from selling such shares and will lapse with respect to any such shares sold).

     VHL and Innovir are each engaged in developing therapeutic technologies that seek to control disease-triggering flaws in individuals' genetic chemistry. VHL's and Innovir's technologies are each based on a different class of catalytically active oligomers (referred to by Innovir and the Registrant as "OligozymesTM") that have shown an ability to inactivate certain RNA "messenger" molecules that direct cells to produce illness-causing proteins. VHL's technology focuses on RILONTM OligozymesTM, and Innovir's technology focuses on External Guidance Sequence ("EGS") OligozymesTM.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     It is impracticable to provide the required financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed as soon as practicable, but no later than 60 days following the date this Form 8-K is required to be filed.


     (c) Exhibits.

     2.2a Agreement dated November 21, 1996 (the "Aries Agreement") by and among the Registrant and The Aries Fund and The Aries Domestic Fund, L.P.

     2.2b Amendment to the Aries Agreement dated December 23, 1996 by and among the Registrant and the Aries Fund and The Aries Domestic Fund, L.P.

     2.3 Agreement dated November 21, 1996 by and between the Registrant and Innovir Laboratories, Inc.

     10.17Registration Rights Agreement dated December 23, 1996 by and among the Registrant and The Aries Fund and The Aries Domestic Fund, L.P.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIMRx PHARMACEUTICALS INC.
                                               (Registrant)


                                            By: /s/ Francis M. O'Connell

                                                    Francis M. O'Connell
                                                    Chief Financial Officer

         Dated:  December 30, 1996



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                                  EXHIBIT INDEX

                                                                   Page

2.2a Agreement dated November 21, 1996 (the "Aries Agreement"), by and among the
     Registrant   and  The   Aries   Fund   and   The   Aries   Domestic   Fund,
     L.P........................................................... 7

2.2b Amendment to the Aries  Agreement  dated December 23, 1996 by and among the
     Registrant   and  the   Aries   Fund   and   The   Aries   Domestic   Fund,
     L.P........................................................... 23

2.3  Agreement dated November 21, 1996 by and between the Registrant and Innovir
     Laboratories, Inc. ............................................25

10.17Registration  Rights  Agreement  dated  December  23, 1996 by and among the
     Registrant   and  The   Aries   Fund   and   The   Aries   Domestic   Fund,
     L.P........................................................... 54



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